UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 22, 2018

Altice USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State of Incorporation)

No. 001-38126 (Commission File Number)	No. 38-3980194 (IRS Employer Identification Number)

1 Court Square West Long Island City, New York (Address of principal executive offices)	11101 (Zip Code)

(516) 803-2300
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                   Entry into a Material Definitive Agreement.

On March 22, 2018, Altice US Finance I Corporation, a Delaware corporation (the “Borrower”), an indirect wholly-owned subsidiary of Altice USA, Inc. (the “Company”), entered into a Fourth Amendment to Credit Agreement (Extension Amendment), by and among the Borrower, the Revolving Consent Lenders (as defined in the Fourth Amendment) and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent’) for the lenders (the “Fourth Amendment”).  The Fourth Amendment amends and supplements the Borrower’s credit agreement, dated as of June 12, 2015, as amended by the first amendment (refinancing amendment), dated as of October 25, 2016, the second amendment (extension amendment), dated as of December 9, 2016, and the third amendment (incremental loan assumption agreement and refinancing amendment), dated as of March 15, 2017, (as so amended and as may be further amended, restated, modified or supplemented from time to time and as further amended by the Fourth Amendment, the “Credit Agreement”) among, inter alios, the Borrower, the lenders party thereto and the Administrative Agent.

The Fourth Amendment will extend the maturity date of the revolving loans and/or commitments of the Revolving Consent Lenders to April 5, 2023. The aggregate principal amount of revolving loans and/or commitments of the Revolving Consent Lenders as of the date hereof amounts to $285 million. The Fourth Amendment and the extended maturity date will not apply to the revolving loans and/or commitments of revolving lenders under the Credit Agreement that are not Revolving Consent Lenders. The Fourth Amendment is expected to become effective on or about April 5, 2018, subject to customary closing conditions.

The foregoing summary of the terms of the Fourth Amendment is qualified in its entirety by the Fourth Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03                   Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01                   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Fourth Amendment to Credit Agreement, dated as of March 22, 2018, by and among the Borrower, each of the other Loan Parties, the Lenders and JPMorgan Chase Bank, N.A. as the Administrative Agent.

EXHIBIT INDEX

Exhibit No.	Description
10.1	Fourth Amendment to Credit Agreement, dated as of March 22, 2018, by and among the Borrower, each of the other Loan Parties, the Lenders and JPMorgan Chase Bank, N.A. as the Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTICE USA, INC.

	By:	/s/ David Connolly
David Connolly
Executive Vice President, General Counsel and Secretary

Date: March 28, 2018